IMPORTANT NOTICE
REGARDING CHANGES
TO THE FUND





SCHWAB
CORE EQUITY FUND(TM)
(formerly Schwab Analytics Fund(R))


April 30, 2002

SEMIANNUAL REPORT ENCLOSED

                                                           [CHARLES SCHWAB LOGO]

AN IMPORTANT NOTICE FOR SHAREHOLDERS

EFFECTIVE JUNE 1, 2002, THE SCHWAB ANALYTICS FUND WAS RENAMED THE SCHWAB CORE EQUITY FUND, AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (CSIM), THE FUND'S INVESTMENT ADVISER, ASSUMED DAY-TO-DAY PORTFOLIO MANAGEMENT RESPONSIBILITIES, taking over from Symphony Asset Management LLC, an unaffiliated sub-adviser. Geri Hom, a vice president of CSIM, will retain overall responsibility for management of the fund while Larry Mano, a portfolio manager of CSIM, now has responsibility for the fund's day-to-day operations.

To manage the fund, the portfolio managers will utilize Schwab Equity Ratings, a proprietary system that rates stocks based on 24 factors that Schwab's researchers have found to be correlated with stock performance.

The analysts in the Schwab Equity Research Department assemble a starting universe of securities consisting of the largest 3,500 stocks as measured by market capitalization. From this universe, the portfolio managers for the Core Equity Fund apply their selection process to the stocks of companies that have market values of approximately $500 million or more. Stocks are ranked in terms of expected long-term performance using Schwab Equity Ratings and optimized to build and maintain a portfolio of approximately 100 to 200 stocks with sector diversification and risk similar to that of the S&P 500(R) Index* but with potential for greater returns. The fund may be appropriate for the U.S. stock component of a diversified portfolio and may be used in retirement accounts or for those saving for a college education.

* The S&P 500 Index is a capitalization-weighted index of 500 widely traded stocks. You cannot invest in an index directly.

(C)2002 Charles Schwab & Co., Inc. Member SIPC/NYSE.

SCHWAB
CORE EQUITY FUND(TM)
(formerly Schwab Analytics Fund(R))




         April 30, 2002

         SEMIANNUAL REPORT

                                                           [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]


Dear Shareholder,


During these six months, investor confidence was tested by concerns about corporate accounting practices and economic weakness. While many investors remain nervous, there's nothing here that challenges the belief that the best way to create wealth is by participating in the financial markets.

The historical record is very clear. You're usually better off in the market than out of it. If you're waiting to find that perfect entry point, you're actually taking one of the biggest risks of all: the risk of losing out on higher long-term returns. Maintaining a diversified portfolio and staying in the market are still the best strategies for reaching your financial goals.

By investing in SchwabFunds,(R) you have already taken an important step in building a portfolio that can help you achieve your financial goals. On behalf of all of us at SchwabFunds, thank you for the trust that you have placed in us.

Sincerely,


/s/  Charles Schwab
-------------------
Charles Schwab

SCHWAB
CORE EQUITY FUND(TM)




SEMIANNUAL REPORT
November 1, 2001 - April 30, 2002

 1    Market Overview

 5    The Fund

15    Financial Notes

      -------------------------------------------------------------------------

19    HOW TO READ THIS REPORT

      An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW


SHORT RECESSION GIVES WAY TO A LUKEWARM ECONOMIC RECOVERY.

The six months covered by this report saw the U.S. economy showing definite signs of improvement after the brief and mild recession that began in March 2001. However, by the end of the report period the recovery was still relatively tepid, with few economic measures appearing healthy and others still not showing clear signs of improvement.

On the positive side, Gross Domestic Product (GDP), after surprising many economists with a positive fourth quarter 2001, grew at an annualized rate of 5.6% during Q1 2002 (see chart, page 2). In March, consumer confidence posted its largest one-month gain since 1991 but then faltered slightly in April. Also in April, the Institute for Supply Management reported growth in both the manufacturing and non-manufacturing segments of the economy.

[PHOTO OF WAREHOUSE]

However, business investment continued to be lethargic. Orders for durable goods fell 0.6% in March, led by continued weakness in telecom installations and office building construction. After five straight quarters of decline, business spending on equipment and software was flat, potentially indicating a bottom but not yet a return to growth. Much of the GDP growth can be traced to businesses rebuilding

ASSET CLASS PERFORMANCE COMPARISON % returns during the report period


This graph compares the performance of various asset classes (as represented by indices) during the report period.

[LINE CHART]

                     LEHMAN AGGREGATE    MSCI EAFE        RUSSELL 2000      S&P 500      3 MONTH
                        BOND INDEX         INDEX        SMALL-CAP INDEX      INDEX        T-BILL
     02-Nov-01            -0.42              1.16             1.15           2.59          0.02
     09-Nov-01             0.04              3.32             2.35           5.72           0.1
     16-Nov-01            -2.01                 4             5.48           7.45          0.11
     23-Nov-01            -2.34              3.56             7.15           8.55          0.14
     30-Nov-01            -1.38              3.75             7.74           7.67          0.21
     07-Dec-01            -2.84              5.35            12.55           9.46          0.26
     14-Dec-01            -2.82              1.51            10.27           6.13          0.28
     21-Dec-01            -2.39              1.92            13.26           8.19          0.32
     28-Dec-01            -2.45              3.89            15.58           9.71          0.35
     04-Jan-02            -2.24              6.08            16.91          10.93          0.39
     11-Jan-02            -0.76              2.99            14.75           8.38          0.45
     18-Jan-02            -0.92              1.06            11.11           6.68          0.47
     25-Jan-02            -1.44             -0.04            12.29           7.22          0.48
     01-Feb-02            -1.01             -1.19            12.48           6.28          0.51
     08-Feb-02            -0.68             -2.59             9.38           3.82          0.55
     15-Feb-02            -0.46             -0.15            10.02           4.58          0.58
     22-Feb-02            -0.27             -2.28             9.07           3.22          0.61
     01-Mar-02            -0.66              0.89            12.21           7.36          0.64
     08-Mar-02            -1.79               6.7            17.29          10.43          0.67
     15-Mar-02            -1.98              6.54            17.15          10.61          0.69
     22-Mar-02            -2.07              5.23            17.93           8.95          0.73
     29-Mar-02             -1.9              4.95            18.95           8.92          0.78
     05-Apr-02            -0.93              4.94            16.93           6.58          0.82
     12-Apr-02            -0.69              3.11            21.11           5.47          0.86
     19-Apr-02            -0.46              6.42            21.58           6.81          0.89
     26-Apr-02             0.09              5.41            17.86           2.17          0.92
     30-Apr-02            -0.01              5.53            20.03           2.31          0.93

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations


These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

-----------------------------------------------------------------------------
     Although unemployment rose during most of the report period, it is still not high by historical standards.
-----------------------------------------------------------------------------

MARKET OVERVIEW Continued

inventories. However, inventory activity is likely to slow--especially since consumer confidence, after its big March increase, fell again in April as consumers became wary of rising energy prices and tensions in the Mideast.

UNEMPLOYMENT REACHES SEVEN AND A HALF-YEAR HIGH, BUT PACE OF INCREASE SLOWS.

[PHOTO OF MAN]

After reaching new lows in 2000, the U.S. unemployment rate began rising rapidly in 2001. By the end of December 2001 it was at 5.8%, the highest level in over six years. After dropping a bit in January and February 2002, unemployment rose again in March and April, reaching its highest level since August, 1994. The rise in the unemployment rate has slowed so far in 2002, but continuing claims reached a 20-year high. Until the effects of the economic recovery reach the job market, further increases in unemployment may occur. Meanwhile, inflation remained low, in part because employers have enjoyed extremely strong worker productivity, which has helped stabilize labor costs and consumer prices.

ECONOMIC FACTORS AND THEIR EFFECTS ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.

REAL GDP GROWTH
Annualized growth rate for each quarter shown

Growth of 1.7% in Q4 2001 pleasantly surprised many, as did Q1 2002 growth of 5.6%.

[BAR CHART]

Q2 1992                   3.8
Q3 1992                   3.1
Q4 1992                   5.4
Q1 1993                  -0.1
Q2 1993                   2.5
Q3 1993                   1.8
Q4 1993                   6.2
Q1 1994                   3.4
Q2 1994                   5.7
Q3 1994                   2.2
Q4 1994                     5
Q1 1995                   1.5
Q2 1995                   0.8
Q3 1995                   3.1
Q4 1995                   3.2
Q1 1996                   2.9
Q2 1996                   6.8
Q3 1996                     2
Q4 1996                   4.6
Q1 1997                   4.4
Q2 1997                   5.9
Q3 1997                   4.2
Q4 1997                   2.8
Q1 1998                   6.1
Q2 1998                   2.2
Q3 1998                   4.1
Q4 1998                   6.7
Q1 1999                   3.1
Q2 1999                   1.7
Q3 1999                   4.7
Q4 1999                   8.3
Q1 2000                   2.3
Q2 2000                   5.7
Q3 2000                   1.3
Q4 2000                   1.9
Q1 2001                   1.3
Q2 2001                   0.3
Q3 2001                  -1.3
Q4 2001                   1.7
Q1 2002                   5.6

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see an increase in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

-----------------------------------------------------------------------------
     Inflation doesn't appear to be a problem for now. But convincing evidence of an economic revival could lead to interest rate increases.
-----------------------------------------------------------------------------

SLIM GAINS FOR LARGE-CAP STOCKS; SMALL-CAPS, INTERNATIONAL DO WELL.

[PHOTO OF ASSEMBLY LINE]

Signs that an economic recovery was in sight, continued low interest rates, and some positive Q1 2002 earnings surprises were not enough to significantly increase stock prices of large-size U.S. companies (see chart, page 1). One reason appears to have been the high prices of these stocks compared to earnings. Companies have worked to improve earnings by trimming costs, but any sustained earnings improvement will likely come only with stronger demand for goods and services. Lingering concerns over accounting issues, high corporate debt levels, and the excesses of the tech market bubble further undermined investor confidence in large-cap stocks.

In contrast, international stocks performed relatively well for U.S. investors, as gains were amplified by a weakening U.S. dollar. Small-cap companies were a definite bright spot during the period, as investors saw them being less affected by accounting indiscretions and high-valuation concerns. Bonds were flat for the period while Treasuries were slightly positive.

U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations


After a decade of declines, unemployment rose sharply, reaching 6.0% in April 2002--over two percentage points above its three-decade low of 3.9% in 2000.

[LINE CHART]

                          U.S. Unemployment Rate
      31-Mar-92           7.4
         Apr-92           7.4
         May-92           7.6
         Jun-92           7.8
         Jul-92           7.7
         Aug-92           7.6
         Sep-92           7.6
         Oct-92           7.3
         Nov-92           7.4
         Dec-92           7.4
         Jan-93           7.3
         Feb-93           7.1
         Mar-93             7
         Apr-93           7.1
         May-93           7.1
         Jun-93             7
         Jul-93           6.9
         Aug-93           6.8
         Sep-93           6.7
         Oct-93           6.8
         Nov-93           6.6
         Dec-93           6.5
         Jan-94           6.8
         Feb-94           6.6
         Mar-94           6.5
         Apr-94           6.4
         May-94           6.1
         Jun-94           6.1
         Jul-94           6.3
         Aug-94             6
         Sep-94           5.8
         Oct-94           5.8
         Nov-94           5.6
         Dec-94           5.5
         Jan-95           5.6
         Feb-95           5.4
         Mar-95           5.3
         Apr-95           5.8
         May-95           5.8
         Jun-95           5.6
         Jul-95           5.6
         Aug-95           5.7
         Sep-95           5.6
         Oct-95           5.5
         Nov-95           5.7
         Dec-95           5.6
         Jan-96           5.6
         Feb-96           5.5
         Mar-96           5.6
         Apr-96           5.5
         May-96           5.6
         Jun-96           5.3
         Jul-96           5.5
         Aug-96           5.1
         Sep-96           5.2
         Oct-96           5.2
         Nov-96           5.3
         Dec-96           5.4
         Jan-97           5.3
         Feb-97           5.3
         Mar-97           5.1
         Apr-97             5
         May-97           4.7
         Jun-97             5
         Jul-97           4.7
         Aug-97           4.9
         Sep-97           4.7
         Oct-97           4.7
         Nov-97           4.6
         Dec-97           4.7
         Jan-98           4.5
         Feb-98           4.6
         Mar-98           4.6
         Apr-98           4.3
         May-98           4.3
         Jun-98           4.5
         Jul-98           4.5
         Aug-98           4.5
         Sep-98           4.5
         Oct-98           4.5
         Nov-98           4.4
         Dec-98           4.3
         Jan-99           4.3
         Feb-99           4.4
         Mar-99           4.2
         Apr-99           4.3
         May-99           4.2
         Jun-99           4.3
         Jul-99           4.3
         Aug-99           4.2
         Sep-99           4.2
         Oct-99           4.1
         Nov-99           4.1
         Dec-99           4.1
         Jan-00             4
         Feb-00           4.1
         Mar-00           4.1
         Apr-00           3.9
         May-00           4.1
         Jun-00             4
         Jul-00             4
         Aug-00           4.1
         Sep-00           3.9
         Oct-00           3.9
         Nov-00             4
         Dec-00             4
         Jan-01           4.2
         Feb-01           4.2
         Mar-01           4.3
         Apr-01           4.5
         May-01           4.4
         Jun-01           4.5
         Jul-01           4.5
         Aug-01           4.9
         Sep-01           4.9
         Oct-01           5.4
         Nov-01           5.6
         Dec-01           5.8
         Jan-02           5.6
         Feb-02           5.5
         Mar-02           5.7
      30-Apr-02             6

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.


Data source: Bloomberg L.P.

MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 1.6% for the 12 months ended April 30, 2002 (2.5% if food and energy are excluded). ECI rose 3.9% for the 12 months ended March 31, 2002.

[LINE CHART]

                       Consumer                          Employment
         Date         Price index        Quarter         Cost Index
      31-Mar-92           3.2           30-Jun-92           3.6
         Apr-92           3.2              Sep-92           3.5
         May-92             3              Dec-92           3.5
         Jun-92           3.1              Mar-93           3.5
         Jul-92           3.2              Jun-93           3.6
         Aug-92           3.1              Sep-93           3.6
         Sep-92             3              Dec-93           3.5
         Oct-92           3.2              Mar-94           3.2
         Nov-92             3              Jun-94           3.2
         Dec-92           2.9              Sep-94           3.2
         Jan-93           3.3              Dec-94             3
         Feb-93           3.2              Mar-95           2.9
         Mar-93           3.1              Jun-95           2.9
         Apr-93           3.2              Sep-95           2.7
         May-93           3.2              Dec-95           2.7
         Jun-93             3              Mar-96           2.8
         Jul-93           2.8              Jun-96           2.9
         Aug-93           2.8              Sep-96           2.8
         Sep-93           2.7              Dec-96           2.9
         Oct-93           2.8              Mar-97           2.9
         Nov-93           2.7              Jun-97           2.8
         Dec-93           2.7              Sep-97             3
         Jan-94           2.5              Dec-97           3.3
         Feb-94           2.5              Mar-98           3.3
         Mar-94           2.5              Jun-98           3.5
         Apr-94           2.4              Sep-98           3.7
         May-94           2.3              Dec-98           3.4
         Jun-94           2.5              Mar-99             3
         Jul-94           2.8              Jun-99           3.2
         Aug-94           2.9              Sep-99           3.1
         Sep-94             3              Dec-99           3.4
         Oct-94           2.6              Mar-00           4.3
         Nov-94           2.7              Jun-00           4.4
         Dec-94           2.7              Sep-00           4.3
         Jan-95           2.8              Dec-00           4.1
         Feb-95           2.9              Mar-01           4.1
         Mar-95           2.9              Jun-01           3.9
         Apr-95           3.1              Sep-01           4.1
         May-95           3.2              Dec-01           4.1
         Jun-95             3           31-Mar-02           3.9
         Jul-95           2.8
         Aug-95           2.6
         Sep-95           2.5
         Oct-95           2.8
         Nov-95           2.6
         Dec-95           2.5
         Jan-96           2.7
         Feb-96           2.7
         Mar-96           2.8
         Apr-96           2.9
         May-96           2.9
         Jun-96           2.8
         Jul-96             3
         Aug-96           2.9
         Sep-96             3
         Oct-96             3
         Nov-96           3.3
         Dec-96           3.3
         Jan-97             3
         Feb-97             3
         Mar-97           2.8
         Apr-97           2.5
         May-97           2.2
         Jun-97           2.3
         Jul-97           2.2
         Aug-97           2.2
         Sep-97           2.2
         Oct-97           2.1
         Nov-97           1.8
         Dec-97           1.7
         Jan-98           1.6
         Feb-98           1.4
         Mar-98           1.4
         Apr-98           1.4
         May-98           1.7
         Jun-98           1.7
         Jul-98           1.7
         Aug-98           1.6
         Sep-98           1.5
         Oct-98           1.5
         Nov-98           1.5
         Dec-98           1.6
         Jan-99           1.7
         Feb-99           1.6
         Mar-99           1.7
         Apr-99           2.3
         May-99           2.1
         Jun-99             2
         Jul-99           2.1
         Aug-99           2.3
         Sep-99           2.6
         Oct-99           2.6
         Nov-99           2.6
         Dec-99           2.7
         Jan-00           2.7
         Feb-00           3.2
         Mar-00           3.7
         Apr-00             3
         May-00           3.1
         Jun-00           3.7
         Jul-00           3.7
         Aug-00           3.4
         Sep-00           3.5
         Oct-00           3.4
         Nov-00           3.4
         Dec-00           3.4
         Jan-01           3.7
         Feb-01           3.5
         Mar-01           2.9
         Apr-01           3.3
         May-01           3.6
         Jun-01           3.2
         Jul-01           2.7
         Aug-01           2.7
         Sep-01           2.6
         Oct-01           2.1
         Nov-01           1.9
         Dec-01           1.6
         Jan-02           1.1
         Feb-02           1.1
         Mar-02           1.5
      30-Apr-02           1.6

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW Continued

LOOKING AHEAD: NEGATIVE FACTORS SEEM UNLIKELY TO DERAIL RECOVERY.

The Federal Reserve (the Fed) now appears likely to keep interest rates low until August, and perhaps longer if the recovery has not gathered sufficient strength by then. As noted earlier, unemployment has shown signs of stabilizing, and the stock market has held its ground in the face of high valuations.

At the same time, we don't expect the recovery to pick up momentum anytime soon. Consumer spending is already strong (atypically, it remained so through most of this past recession), and inventories are already largely back to normal, so further major increases in these areas don't seem likely for now.

Looking forward, we see several factors that could weaken or delay the recovery. A falling dollar could make U.S. securities unattractive to foreign investors. Consumer spending may at last falter. The war against terrorism could involve unexpected costs, and threats to world political stability could drive up petroleum prices. Concerns over accounting issues continue to hover over the markets and earnings could be lower as companies adopt more conservative accounting methods. In spite of these issues, however, the overall economic outlook remains positive.

[PHOTO OF PEOPLE AT MALL]

YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries


The report period saw the last of the Fed's long string of interest rate cuts, which boosted prices modestly and left yields at very low levels.

[LINE CHART]

                         5 Yr          10 Yr
      31-Mar-92          6.92          7.53
         Apr-92          6.88          7.58
         May-92           6.6          7.32
         Jun-92          6.27          7.12
         Jul-92          5.82          6.71
         Aug-92          5.58           6.6
         Sep-92          5.32          6.35
         Oct-92          5.89          6.79
         Nov-92          6.22          6.94
         Dec-92          5.99          6.69
         Jan-93          5.55          6.36
         Feb-93          5.21          6.02
         Mar-93          5.24          6.02
         Apr-93          5.11          6.01
         May-93          5.37          6.15
         Jun-93          5.05          5.78
         Jul-93          5.15          5.81
         Aug-93          4.79          5.45
         Sep-93          4.77          5.38
         Oct-93          4.85          5.43
         Nov-93          5.16          5.82
         Dec-93          5.21          5.79
         Jan-94          5.02          5.64
         Feb-94          5.57          6.13
         Mar-94          6.23          6.74
         Apr-94          6.64          7.04
         May-94          6.76          7.15
         Jun-94          6.95          7.32
         Jul-94          6.73          7.11
         Aug-94           6.8          7.17
         Sep-94          7.28           7.6
         Oct-94          7.49          7.81
         Nov-94          7.79          7.91
         Dec-94          7.83          7.82
         Jan-95          7.51          7.58
         Feb-95          7.04           7.2
         Mar-95          7.07           7.2
         Apr-95          6.88          7.06
         May-95          6.05          6.28
         Jun-95          5.97           6.2
         Jul-95          6.16          6.43
         Aug-95          6.07          6.28
         Sep-95          6.02          6.18
         Oct-95          5.81          6.02
         Nov-95          5.52          5.74
         Dec-95          5.38          5.57
         Jan-96          5.24          5.58
         Feb-96          5.73           6.1
         Mar-96          6.09          6.33
         Apr-96          6.41          6.67
         May-96          6.63          6.85
         Jun-96          6.46          6.71
         Jul-96          6.57          6.79
         Aug-96          6.73          6.94
         Sep-96          6.46           6.7
         Oct-96          6.07          6.34
         Nov-96          5.83          6.04
         Dec-96          6.21          6.42
         Jan-97          6.25          6.49
         Feb-97          6.39          6.55
         Mar-97          6.75           6.9
         Apr-97          6.57          6.72
         May-97           6.5          6.66
         Jun-97          6.38           6.5
         Jul-97           5.9          6.01
         Aug-97          6.22          6.34
         Sep-97          5.99           6.1
         Oct-97          5.71          5.83
         Nov-97          5.84          5.87
         Dec-97          5.71          5.74
         Jan-98          5.38          5.51
         Feb-98          5.59          5.62
         Mar-98          5.62          5.65
         Apr-98          5.64          5.67
         May-98          5.55          5.55
         Jun-98          5.47          5.45
         Jul-98           5.5          5.49
         Aug-98           4.8          4.98
         Sep-98          4.22          4.42
         Oct-98          4.23          4.61
         Nov-98          4.48          4.71
         Dec-98          4.54          4.65
         Jan-99          4.55          4.65
         Feb-99          5.22          5.29
         Mar-99           5.1          5.24
         Apr-99          5.21          5.35
         May-99          5.58          5.62
         Jun-99          5.65          5.78
         Jul-99          5.79           5.9
         Aug-99          5.87          5.97
         Sep-99          5.75          5.88
         Oct-99          5.96          6.02
         Nov-99          6.11          6.19
         Dec-99          6.34          6.44
         Jan-00          6.68          6.67
         Feb-00           6.6          6.41
         Mar-00          6.31             6
         Apr-00          6.54          6.21
         May-00          6.52          6.27
         Jun-00          6.19          6.03
         Jul-00          6.15          6.03
         Aug-00          5.97          5.73
         Sep-00          5.85           5.8
         Oct-00          5.81          5.75
         Nov-00          5.43          5.47
         Dec-00          4.98          5.11
         Jan-01          4.77          5.11
         Feb-01          4.66           4.9
         Mar-01          4.56          4.92
         Apr-01          4.89          5.34
         May-01          4.91          5.38
         Jun-01          4.95          5.41
         Jul-01          4.53          5.05
         Aug-01          4.38          4.83
         Sep-01           3.8          4.59
         Oct-01          3.48          4.23
         Nov-01          4.06          4.75
         Dec-01           4.3          5.05
         Jan-02          4.37          5.03
         Feb-02          4.19          4.88
         Mar-02          4.81           5.4
      30-Apr-02          4.41          5.09

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite con- ditions can push rates down. Other factors being equal, low interest rates are positive for stock investors because low borrowing costs can help boost corporate earnings.

Data source: Bloomberg L.P.


S&P 500(R) PRICE/EARNINGS RATIO (P/E)
Dollar-weighted average P/E for all stocks in the index

The earnings portion of the P/E ratio further deteriorated during the report period. Consequently, the P/E ratio increased rapidly before declining in April to 46.3--significantly above its 30-year average of 17.0.

[LINE CHART]

                                  S&P 500
                      S&P 500     P/E Ratio
                      P/E Ratio   30 Avrge
  31-Mar-92             25.51     16.97
     Apr-92             26.03     16.97
     May-92             25.22     16.97
     Jun-92             25.23     16.97
     Jul-92             26.08     16.97
     Aug-92             24.22     16.97
     Sep-92              24.7     16.97
     Oct-92             24.64     16.97
     Nov-92              23.8     16.97
     Dec-92             24.31     16.97
     Jan-93             24.29     16.97
     Feb-93             24.44     16.97
     Mar-93             23.48     16.97
     Apr-93             22.92     16.97
     May-93             22.96     16.97
     Jun-93              22.9     16.97
     Jul-93             22.91     16.97
     Aug-93             24.21     16.97
     Sep-93             23.77     16.97
     Oct-93             24.04     16.97
     Nov-93             22.52     16.97
     Dec-93             22.95     16.97
     Jan-94             22.98     16.97
     Feb-94             21.17     16.97
     Mar-94             20.34     16.97
     Apr-94              20.1     16.97
     May-94             20.16     16.97
     Jun-94             19.77     16.97
     Jul-94             18.63     16.97
     Aug-94             18.91     16.97
     Sep-94             18.32     16.97
     Oct-94             17.51     16.97
     Nov-94             16.56     16.97
     Dec-94             16.98     16.97
     Jan-95             16.05     16.97
     Feb-95             16.22     16.97
     Mar-95             16.47     16.97
     Apr-95                16     16.97
     May-95             16.45     16.97
     Jun-95             16.77     16.97
     Jul-95             16.61     16.97
     Aug-95             16.18     16.97
     Sep-95             16.85     16.97
     Oct-95             16.18     16.97
     Nov-95             17.86     16.97
     Dec-95             17.41     16.97
     Jan-96             18.29     16.97
     Feb-96             18.57     16.97
     Mar-96             18.94     16.97
     Apr-96             19.16     16.97
     May-96             19.48     16.97
     Jun-96              19.3     16.97
     Jul-96             18.31     16.97
     Aug-96             18.62     16.97
     Sep-96             19.73     16.97
     Oct-96             19.59     16.97
     Nov-96             21.06     16.97
     Dec-96             20.77     16.97
     Jan-97             20.52     16.97
     Feb-97             20.95     16.97
     Mar-97             19.87     16.97
     Apr-97             20.23     16.97
     May-97             21.45     16.97
     Jun-97             22.44     16.97
     Jul-97             23.99     16.97
     Aug-97             22.74     16.97
     Sep-97                24     16.97
     Oct-97             22.84     16.97
     Nov-97             24.12     16.97
     Dec-97             24.53     16.97
     Jan-98             25.03     16.97
     Feb-98             26.49     16.97
     Mar-98             27.98     16.97
     Apr-98             26.69     16.97
     May-98             26.15     16.97
     Jun-98             27.27     16.97
     Jul-98             26.94     16.97
     Aug-98              22.9     16.97
     Sep-98             24.35     16.97
     Oct-98             28.07     16.97
     Nov-98             30.31     16.97
     Dec-98             32.15     16.97
     Jan-99              33.9     16.97
     Feb-99             32.64     16.97
     Mar-99             33.92     16.97
     Apr-99              33.9     16.97
     May-99             32.74     16.97
     Jun-99              34.7     16.97
     Jul-99             31.31     16.97
     Aug-99             31.21     16.97
     Sep-99             30.39     16.97
     Oct-99             30.41     16.97
     Nov-99             30.65     16.97
     Dec-99             32.53     16.97
     Jan-00             29.78     16.97
     Feb-00             28.59     16.97
     Mar-00              31.5     16.97
     Apr-00             29.41     16.97
     May-00             28.82     16.97
     Jun-00             29.31     16.97
     Jul-00             28.94     16.97
     Aug-00             30.35     16.97
     Sep-00             28.64     16.97
     Oct-00              27.5     16.97
     Nov-00             25.42     16.97
     Dec-00             25.39     16.97
     Jan-01             27.96     16.97
     Feb-01             25.32     16.97
     Mar-01              24.1     16.97
     Apr-01             28.14     16.97
     May-01             28.58     16.97
     Jun-01             28.77     16.97
     Jul-01             33.36     16.97
     Aug-01             31.32     16.97
     Sep-01             34.22     16.97
     Oct-01             41.31     16.97
     Nov-01             46.05     16.97
     Dec-01              48.3     16.97
     Jan-02             60.74     16.97
     Feb-02              60.6     16.97
     Mar-02             62.26     16.97
  30-Apr-02             46.28     16.97

P/E is stock price divided by earnings per share (for one company or, as here, an entire index). P/E indicates the value that investors have placed on a stock, or group of them. When index P/E is well above its long-term average, it shows high investor confidence about future earnings growth. It also can mean that if confidence wanes, there could be a substantial drop in stock prices.

Data source: Bloomberg L.P.

     This fund could be appropriate for long-term investors seeking a systematic approach designed to outperform the S&P 500(R) Index.

SCHWAB

CORE EQUITY FUND(TM)
(formerly Schwab Analytics Fund(R))


[PHOTO OF GERI HOM]

GERI HOM, a vice president of the investment adviser, has overall responsibility for the management of the fund. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

PRAVEEN GOTTIPALLI was responsible for the day-to-day management of the fund during the report period. Since 1994, he has been Director of Investment for Symphony Asset Management LLC, the fund's sub-adviser. Prior to joining Symphony, he worked for nine years developing quantitative strategies.

TICKER SYMBOL                   SWANX

[GRAPHIC]

                        INVESTMENT STYLE 1
MARKET CAP 1      VALUE        BLEND       GROWTH
LARGE              / /          /X/          / /
MEDIUM             / /          / /          / /
SMALL 1            / /          / /          / /


THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


MANAGER'S PERSPECTIVE

A VARIETY OF FACTORS LED TO CONTINUED MARKET UNCERTAINTY DURING THE REPORT PERIOD. These include the ongoing effects of the events of September 11 and tensions in the Middle East. Concerns that stocks may be too highly valued relative to lackluster earnings and worries about accounting irregularities led investors to prefer small- and mid-cap stocks to large-cap stocks, the primary component of the fund's portfolio. Small-cap stocks led the market during the period, with mid-caps also performing well and large-caps posting only modest gains.

AS THE FUND'S INVESTING MODEL FAVORS DISCIPLINED BEHAVIOR AND PATTERNS, IT STRUGGLED WITH UNCERTAIN MARKET CONDITIONS and underperformed the S&P 500 Index for the report period. The fund's selection process favors stocks with positive earnings growth, upward revisions from analysts and reasonable valuations; however, the report period saw mostly negative earnings growth, downward revisions and high valuations. In an effort to strengthen the fund's ability to perform well in various market conditions, the fund began utilizing Schwab Equity Ratings 2 in the optimization process on March 1. As of June 2002, the Core Equity Fund discontinued using Symphony Asset Management LLC as the fund's sub-adviser.


1 Source: Morningstar, Inc. This style assessment is the result of comparing the fund with the S&P 500 Index, based on P/E, P/B and median market cap. The assessment reflects the fund's portfolio as of 4/30/02, which may have changed since then, and is not a precise indication of risk or performance--past, present or future.

2  Produced by the Schwab Equity Research Department.

SCHWAB CORE EQUITY FUND(TM)


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS as of 4/30/02

This chart compares performance of the fund with the S&P 500(R) Index and the Morningstar Large-Cap Blend Fund category.

[BAR CHART]

                                                   S&P 500    PEER GROUP
                                     FUND 1         INDEX      AVERAGE 2
Total Return
  6 MONTHS 3                          1.79%          2.31%       2.50%
  1 YEAR                            (13.12%)       (12.63%)     (13.12%)
  5 YEARS                             8.08%          7.55%        6.45%
  SINCE INCEPTION: 7/1/96            10.41%         10.06%          --

PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund, compared with a similar investment in the S&P 500 Index.

[LINE CHART]

                            Fund 1           S&P 500 Index
          01-Jul-96        $10,000              $10,000
             Jul-96         $9,690               $9,558
             Aug-96         $9,880               $9,760
             Sep-96        $10,620              $10,308
             Oct-96        $11,010              $10,593
             Nov-96        $11,640              $11,393
             Dec-96        $11,368              $11,168
             Jan-97        $11,959              $11,865
             Feb-97        $11,908              $11,958
             Mar-97        $11,287              $11,468
             Apr-97        $12,081              $12,152
             May-97        $12,722              $12,890
             Jun-97        $13,272              $13,468
             Jul-97        $14,462              $14,539
             Aug-97        $13,821              $13,724
             Sep-97        $14,646              $14,475
             Oct-97        $13,964              $13,992
             Nov-97        $14,676              $14,640
             Dec-97        $14,963              $14,891
             Jan-98        $15,054              $15,057
             Feb-98        $16,155              $16,142
             Mar-98        $16,801              $16,969
             Apr-98        $16,949              $17,140
             May-98        $16,620              $16,845
             Jun-98        $17,448              $17,529
             Jul-98        $17,198              $17,343
             Aug-98        $14,555              $14,839
             Sep-98        $15,565              $15,790
             Oct-98        $16,529              $17,074
             Nov-98        $17,561              $18,109
             Dec-98        $19,158              $19,152
             Jan-99        $20,138              $19,952
             Feb-99        $19,134              $19,332
             Mar-99        $19,961              $20,105
             Apr-99        $20,882              $20,883
             May-99        $20,493              $20,390
             Jun-99        $21,910              $21,522
             Jul-99        $21,189              $20,850
             Aug-99        $21,154              $20,746
             Sep-99        $20,658              $20,177
             Oct-99        $22,347              $21,455
             Nov-99        $22,808              $21,891
             Dec-99        $24,474              $23,180
             Jan-00        $23,416              $22,017
             Feb-00        $24,296              $21,600
             Mar-00        $26,222              $23,712
             Apr-00        $25,087              $22,998
             May-00        $24,232              $22,527
             Jun-00        $24,844              $23,083
             Jul-00        $24,309              $22,723
             Aug-00        $25,839              $24,135
             Sep-00        $24,117              $22,860
             Oct-00        $23,633              $22,764
             Nov-00        $22,000              $20,971
             Dec-00        $22,589              $21,073
             Jan-01        $22,575              $21,821
             Feb-01        $20,549              $19,831
             Mar-01        $19,250              $18,574
             Apr-01        $20,507              $20,017
             May-01        $20,577              $20,151
             Jun-01        $20,228              $19,662
             Jul-01        $19,711              $19,469
             Aug-01        $18,342              $18,250
             Sep-01        $17,071              $16,776
             Oct-01        $17,504              $17,096
             Nov-01        $18,495              $18,407
             Dec-01        $18,547              $18,569
             Jan-02        $18,280              $18,298
             Feb-02        $17,887              $17,945
             Mar-02        $18,660              $18,620
          30-Apr-02        $17,816              $17,491

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. The fund's share price and principal value changes, and when you sell your shares, they may be worth more or less than what you paid for them. All performance figures do not indicate future results.

1  Fund returns reflect expense reductions by the fund's investment adviser
   (CSIM) and Schwab. Without these reductions, the fund's returns would have been lower. These returns also do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2 Source: Morningstar, Inc. As of 4/30/02, the total number of funds in the Large-Cap Blend Fund category for the 6-month, one- and five- year periods was 1,363, 1,312 and 569, respectively.

3  Not annualized.

FUND FACTS

TOP TEN HOLDINGS 1 as of 4/30/02

 (1) MICROSOFT CORP.                          3.9%
 (2) JOHNSON & JOHNSON                        3.6%
 (3) CITIGROUP, INC.                          3.4%
 (4) BANK OF AMERICA CORP.                    2.9%
 (5) PFIZER, INC.                             2.7%
 (6) CHEVRONTEXACO CORP.                      2.5%
 (7) GENERAL ELECTRIC CO.                     2.3%
 (8) EXXON MOBIL CORP.                        2.2%
 (9) INTEL CORP.                              2.1%
(10) PROCTER & GAMBLE CO.                     2.0%
--------------------------------------------------
     TOTAL PERCENTAGE OF INVESTMENTS         27.6%

STATISTICS as of 4/30/02

                                            PEER GROUP
                                FUND        AVERAGE 2
-------------------------------------------------------
NUMBER OF HOLDINGS                151            218
-------------------------------------------------------
MEDIAN MARKET CAP ($ MIL)     $61,364        $44,258
-------------------------------------------------------
PRICE/EARNINGS (P/E) RATIO       29.6           30.6
-------------------------------------------------------
PRICE/BOOK (P/B) RATIO            5.4            5.1
-------------------------------------------------------
12-MONTH YIELD                   0.61%          0.44%
-------------------------------------------------------
PORTFOLIO TURNOVER RATE 3          69%            93%
-------------------------------------------------------
THREE-YEAR BETA                  0.94           0.95
-------------------------------------------------------


EXPENSE RATIO as of 4/30/02

[BAR CHART]

FUND                 0.75% 4

PEER GROUP
AVERAGE              1.22% 2


INDUSTRY WEIGHTINGS as of 4/30/02

This shows the composition by industry of the fund's portfolio as of the report date.

INDUSTRIES IN SCHWAB CORE EQUITY FUND(TM)

[PIE CHART]

1      14.0%     Healthcare / Drugs & Medicine
2       9.4%     Miscellaneous Finance
3       8.9%     Business Machines & Software
4       7.7%     Banks
5       6.5%     Retail
6       6.2%     Electronics
7       4.8%     Business Services
8       4.8%     Insurance
9       4.6%     Oil: International
10     33.1%     Other

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2 Source: Morningstar, Inc. As of 4/30/02, there were 1,376 funds in the Large-Cap Blend Fund category.

3  For the 6-month and one-year periods, respectively.

4 Guaranteed by Schwab and the investment adviser through 2/28/03 (excluding interest, taxes and certain non-routine expenses).

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. Because this is a semiannual report, the figures for the current report period are unaudited.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS

                                                     11/1/01-      11/1/00-     11/1/99-       11/1/98-      11/1/97-     11/1/96-
                                                     4/30/02       10/31/01     10/31/00       10/31/99      10/31/98     10/31/97
PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                12.53         18.53         18.91         14.57         13.72         11.01
Income or loss from investment operations:
   Net investment income                               0.04          0.08          0.05          0.06          0.10          0.13
   Net realized and unrealized gains or losses         0.19         (4.57)         1.08          4.94          2.20          2.79
                                                    ------------------------------------------------------------------------------
   Total income or loss from investment
    operations                                         0.23         (4.49)         1.13          5.00          2.30          2.92
Less distributions:
   Dividends from net investment income               (0.08)        (0.07)        (0.04)        (0.09)        (0.12)        (0.08)
   Distributions from net realized gains                 --         (1.44)        (1.47)        (0.57)        (1.33)        (0.13)
                                                    ------------------------------------------------------------------------------
   Total distributions                                (0.08)        (1.51)        (1.51)        (0.66)        (1.45)        (0.21)
                                                    ------------------------------------------------------------------------------
Net asset value at end of period                      12.68         12.53         18.53         18.91         14.57         13.72
                                                    ==============================================================================
Total return (%)                                       1.79 2      (25.93)         5.75         35.20         18.37         26.83

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                   0.75 3        0.75          0.75 1        0.75          0.75          0.74
Expense reductions reflected in above ratio            0.16 3        0.13          0.11          0.18          0.37          0.41
Ratio of net investment income to
  average net assets                                   0.50 3        0.55          0.29          0.34          0.70          1.04
Portfolio turnover rate                                  69           106            96            99           115           120
Net assets, end of period ($ x 1,000,000)               201           210           342           289           192           150


1 Would have been 0.76% if certain non-routine expenses (proxy fees) had been included.

2  Not annualized.

3  Annualized.


See the Financial Notes, which are integral to this information.

PORTFOLIO HOLDINGS
As of April 30, 2002; unaudited.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.

(1)  Top ten holding
 +   New holding (since 10/31/01)
 o   Non-income producing security

The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.

ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 99.8%      COMMON STOCK
            Market Value: $200,476
            Cost: $181,516

  0.2%      TOTAL SHORT TERM
            Investment
            Market Value: $354
            Cost: $354
----------------------------------

100.0%      TOTAL INVESTMENTS
            Market Value: $200,830
            Cost: $181,870


COMMON STOCK  99.8% of investments

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
      AEROSPACE / DEFENSE  3.1%
      --------------------------------------------------------------------------
      Boeing Co.    19,600                                                   874
      General Dynamics Corp.    13,800                                     1,340
      Lockheed Martin Corp.    26,500                                      1,667
      Rockwell Automation, Inc.    29,100                                    625
      United Technologies Corp.    25,100                                  1,761
                                                                          ------
                                                                           6,267

      AIR TRANSPORTATION  0.8%
      --------------------------------------------------------------------------
  +   Airborne, Inc.    11,800                                               245
  o   FedEx Corp.    25,200                                                1,302
                                                                          ------
                                                                           1,547

      ALCOHOLIC BEVERAGES  0.4%
      --------------------------------------------------------------------------
  +   Adolph Coors Co., Class B    12,500                                    836

      APPAREL    0.4%
      --------------------------------------------------------------------------
  +   Reebok International Ltd.    9,100                                     252
  +   VF Corp.    11,800                                                     516
                                                                          ------
                                                                             768

      AUTOMOTIVE PRODUCTS / MOTOR VEHICLES  0.8%
      --------------------------------------------------------------------------
  +   Dana Corp.    6,500                                                    132
  +   Eaton Corp.    13,100                                                1,108
  +   Harley-Davidson, Inc.    7,600                                         403
                                                                          ------
                                                                           1,643

      BANKS  7.7%
      --------------------------------------------------------------------------
 (4)  Bank of America Corp.    80,000                                      5,798
  +   Bank of New York Co., Inc.    39,500                                 1,445
      City National Corp.    23,300                                        1,287
  +   North Fork Bancorp., Inc.    14,100                                    545
      State Street Corp.    34,900                                         1,784
      SunTrust Banks, Inc.    15,700                                       1,067
  +   Wells Fargo & Co.    67,400                                          3,448
                                                                          ------
                                                                          15,374

      BUSINESS MACHINES & SOFTWARE  8.9%
      --------------------------------------------------------------------------
  o   Cisco Systems, Inc.    170,100                                       2,492
  +   Compaq Computer Corp.    115,800                                     1,175
 o+   Comverse Technology, Inc.    44,300                                    533
  o   Dell Computer Corp.    102,800                                       2,708
      International Business Machines Corp.    14,800                      1,240
o(1)  Microsoft Corp.    151,000                                           7,891
 o+   Novellus Systems, Inc.    10,100                                       479
  o   Oracle Corp.    103,100                                              1,035
  o   Sun Microsystems, Inc.    50,600                                       414
                                                                          ------
                                                                          17,967

      BUSINESS SERVICES  4.8%
      --------------------------------------------------------------------------
o+    Apollo Group, Inc., Class A    11,100                                  426
      Automatic Data Processing, Inc.    14,700                              747
o+    Autonation, Inc.    18,900                                             302
o+    BEA Systems, Inc.    21,800                                            234
o+    Ceridian Corp.    18,800                                               419
o+    Computer Sciences Corp.    21,200                                      951
 +    Equifax, Inc.    18,100                                                494
      First Data Corp.    33,400                                           2,655
 +    H&R Block, Inc.    14,800                                              594
o+    Intuit, Inc.    14,200                                                 556


See the Financial Notes, which are integral to this information.

SCHWAB CORE EQUITY FUND(TM)--FINANCIALS


PORTFOLIO HOLDINGS Continued
As of April 30, 2002; unaudited.


                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
 o+   ITT Educational Services, Inc.    4,000                                203
  +   Omnicom Group, Inc.    4,300                                           375
  +   Pittston Brink's Group    6,600                                        182
 o+   Siebel Systems, Inc.    6,300                                          152
  +   Sonoco Products Co.    8,300                                           240
 o+   Symantec Corp.    13,700                                               485
 o+   Thermo Electron Corp.    30,000                                        567
                                                                          ------
                                                                           9,582

      CHEMICAL  1.7%
      --------------------------------------------------------------------------
  +   3M Co.    7,800                                                        981
  +   Air Products & Chemicals, Inc.    9,000                                432
  +   E.I. du Pont de Nemours & Co.    34,600                              1,540
      PPG Industries, Inc.    8,900                                          466
                                                                          ------
                                                                           3,419

      CONSUMER - DURABLE 0.2%
      --------------------------------------------------------------------------
  +   Black & Decker Corp.    6,600                                          321

      CONSUMER: NONDURABLE  1.4%
      --------------------------------------------------------------------------
      Darden Restaurants, Inc.    18,300                                     730
  +   Fortune Brands, Inc.    21,200                                       1,108
  +   Mattel, Inc.    15,400                                                 318
  +   McDonald's Corp.    23,700                                             673
                                                                          ------
                                                                           2,829

      CONTAINERS  0.4%
      --------------------------------------------------------------------------
 o+   Owens-Illinois, Inc.    12,200                                         196
 o+   Packaging Corp. of America    30,500                                   602
                                                                          ------
                                                                             798

      ELECTRONICS  6.2%
      --------------------------------------------------------------------------
  o   Analog Devices, Inc.    19,100                                         706
 o+   Arrow Electronics, Inc.    8,100                                       214
 o+   Conexant Systems, Inc.    30,200                                       308
  o   Fisher Scientific International    50,000                            1,424
      Harris Corp.    16,800                                                 608
 o+   Hearst-Argyle Television, Inc.    6,500                                176
 (9)  Intel Corp.    144,800                                               4,143
  +   Linear Technology Corp.    21,700                                      843
  o   Micron Technology, Inc.    13,500                                      320
      Moody's Corp.    28,600                                              1,246
 o+   Tektronix, Inc.    12,300                                              271
      Texas Instruments, Inc.    64,100                                    1,983
 o+   WebMD Corp.     35,500                                                 245
                                                                          ------
                                                                          12,487

      ENERGY: RAW MATERIALS  2.0%
      --------------------------------------------------------------------------
      Ensco International, Inc.    37,100                                  1,253
 o+   Noble Drilling Corp.    29,900                                       1,296
      Occidental Petroleum Corp.    49,600                                 1,426
                                                                          ------
                                                                           3,975

      FOOD & AGRICULTURE  4.3%
      --------------------------------------------------------------------------
  +   Archer-Daniels-Midland Co.    18,700                                   248
      Coca-Cola Co.    48,100                                              2,670
  +   Kellogg Co.    18,800                                                  675
      Kraft Foods, Inc., Class A    28,200                                 1,157
      PepsiCo, Inc.    42,000                                              2,180
  +   Servicemaster Co.    30,200                                            423
  +   Supervalu, Inc.    42,000                                            1,260
                                                                          ------
                                                                           8,613

      HEALTHCARE / DRUGS & MEDICINE  14.0%
      --------------------------------------------------------------------------
  +   Abbott Laboratories    46,200                                        2,493
      Allergan, Inc.    11,000                                               725
      Bristol-Myers Squibb Co.    10,000                                     288
 o+   Humana, Inc.    55,400                                                 906
 (2)  Johnson & Johnson    114,300                                         7,299
      McKesson Corp.    13,800                                               557
      Merck & Co., Inc.    37,600                                          2,043
+(5)  Pfizer, Inc.    151,200                                              5,496
  o   St. Jude Medical, Inc.    16,100                                     1,340
  o   Tenet Healthcare Corp.    36,500                                     2,678
  +   UnitedHealth Group, Inc.    17,200                                   1,510
 o+   Wellpoint Health Networks, Inc.    5,600                               420
      Wyeth    41,100                                                      2,343
                                                                          ------
                                                                          28,098

      HOUSEHOLD PRODUCTS  2.6%
      --------------------------------------------------------------------------
      Clorox Co.    27,800                                                 1,230
(10)  Procter & Gamble Co.    44,300                                       3,999
                                                                          ------
                                                                           5,229

      INSURANCE  4.8%
      --------------------------------------------------------------------------
  +   AFLAC, Inc.    30,100                                                  900
      American International Group, Inc.     28,900                        1,998
      CIGNA Corp.    26,600                                                2,899
  +   Everest Re Group Ltd.    22,900                                      1,555
  +   Hartford Financial Services Group, Inc.    16,900                    1,171
  +   Lincoln National Corp.    10,200                                       489


See the Financial Notes, which are integral to this information.

                                                                     MKT. VALUE
      SECURITY AND NUMBER OF SHARES                                  ($ x 1,000)
  +   Marsh & McLennan Cos., Inc.    5,700                                   576
                                                                          ------
                                                                           9,588

      MEDIA  2.7%
      --------------------------------------------------------------------------
  o   AOL Time Warner, Inc.    95,700                                      1,820
  +   Gannett Co., Inc.    8,500                                             623
  +   McGraw-Hill Cos., Inc.    16,400                                     1,049
 o+   PanAmSat Corp.    36,900                                               867
  +   R.R. Donnelley & Sons Co.    24,600                                    786
 o+   Westwood One, Inc.    7,600                                            274
                                                                          ------
                                                                           5,419

      MISCELLANEOUS FINANCE  9.4%
      --------------------------------------------------------------------------
  +   Charter One Financial, Inc.    30,000                                1,061
 (3)  Citigroup, Inc.    157,233                                           6,808
  +   Countrywide Credit Industries, Inc.    14,900                          696
      Fannie Mae    28,600                                                 2,257
      Freddie Mac    23,800                                                1,555
  +   Goldman Sachs Group, Inc.    6,800                                     536
  +   MBNA Corp.    30,000                                                 1,064
      Merrill Lynch & Co., Inc.    32,500                                  1,363
      Morgan Stanley Dean Witter & Co.    46,100                           2,200
      Washington Mutual, Inc.    34,250                                    1,292
                                                                          ------
                                                                          18,832

      OIL: INTERNATIONAL  4.6%
      --------------------------------------------------------------------------
 (6)  ChevronTexaco Corp.     56,957                                       4,939
 (8)  Exxon Mobil Corp.    108,500                                         4,358
                                                                          ------
                                                                           9,297

      PAPER & FOREST PRODUCTS  0.4%
      --------------------------------------------------------------------------
  +   International Paper Co.    21,800                                      903

      PRODUCER GOODS & MANUFACTURING    2.6%
      --------------------------------------------------------------------------
 (7)  General Electric Co.    144,400                                      4,556
  +   HON Industries, Inc.    24,000                                         718
                                                                          ------
                                                                           5,274

      RETAIL  6.5%
      --------------------------------------------------------------------------
 o+   Amazon.com, Inc.    35,000                                             584
      Blockbuster, Inc., Class A    19,700                                   564
 o+   Federated Department Stores, Inc.    36,900                          1,466
      Home Depot, Inc.    50,400                                           2,337
  +   Lowe's Cos., Inc.    20,100                                            850
 o+   Office Depot, Inc.    73,400                                         1,405
      Ross Stores, Inc.    25,400                                          1,032
  +   Sears, Roebuck & Co.    22,400                                       1,182
  +   Target Corp.    15,700                                                 685
      Wal-Mart Stores, Inc.    51,708                                      2,888
                                                                          ------
                                                                          12,993

      TELEPHONE  3.9%
      --------------------------------------------------------------------------
  +   Alltel Corp.    10,500                                                 520
  +   AT&T Corp.    92,200                                                 1,210
      BellSouth Corp.    42,400                                            1,287
  +   CenturyTel, Inc.    28,300                                             784
      SBC Communications, Inc.    98,300                                   3,053
  +   Scientific-Atlanta, Inc.    29,200                                     584
      Verizon Communications, Inc.    12,300                                 493
                                                                          ------
                                                                           7,931

      TOBACCO  1.5%
      --------------------------------------------------------------------------
  +   Philip Morris Cos., Inc.    36,000                                   1,959
      UST, Inc.    24,900                                                    991
                                                                          ------
                                                                           2,950

      TRAVEL & RECREATION  0.4%
      --------------------------------------------------------------------------
 o+   Harrah's Entertainment, Inc.    17,300                                 850

      TRUCKING & FREIGHT  0.3%
      --------------------------------------------------------------------------
  +   Paccar, Inc.    7,800                                                  557

      UTILITIES:  ELECTRIC & GAS  3.0%
      --------------------------------------------------------------------------
      American Electric Power Co., Inc.    19,400                            889
      Kinder Morgan, Inc.    30,700                                        1,486
  +   PPL Corp.    31,600                                                  1,204
      Progress Energy, Inc.    15,300                                        794
      Southern Co.    53,200                                               1,508
 o+   Tuesday Morning Corp.    9,300                                         248
                                                                          ------
                                                                           6,129

      SHORT TERM INVESTMENT
      0.2% of investments

      Provident Institutional TempFund    353,527                            354


--------------------------------------------------------------------------------
END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

SCHWAB CORE EQUITY FUND(TM) -- FINANCIALS


Statement of
ASSETS AND LIABILITIES

As of April 30, 2002; unaudited. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                                           $ 200,830  a
Receivables:
   Fund shares sold                                                            7
   Interest                                                                    1
   Dividends                                                                 145
Prepaid expenses                                                    +         12
                                                                    ------------
TOTAL ASSETS                                                             200,995


LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                                      120
   Investment adviser and administrator fees                                   6
   Transfer agent and shareholder service fees                                 4
Accrued expenses                                                    +         59
                                                                    ------------
TOTAL LIABILITIES                                                            189


NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                                             200,995
TOTAL LIABILITIES                                                   -        189
                                                                    ------------
NET ASSETS                                                             $ 200,806


NET ASSETS BY SOURCE
Capital received from investors                                          213,867
Net investment income not yet distributed                                    308
Net realized capital losses                                              (32,329)
Net unrealized capital gains                                              18,960

NET ASSET VALUE (NAV)

                 SHARES
NET ASSETS (DIVIDED BY) OUTSTANDING   =   NAV
$200,806         15,833            $12.68


a The fund paid $181,870 for these securities. Not counting short-term obligations and government securities, the fund paid $141,716 for securities during the report period and received $148,654 from securities it sold or that matured.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                                                 $182,074
NET UNREALIZED GAINS AND LOSSES:
Gains                                                                    $30,515
Losses                                                              +    (11,759)
                                                                    ------------
                                                                         $18,756

UNUSED CAPITAL LOSSES:
Expires 10/31 of:                                                    Loss amount
   2009                                                                  $26,773


See the Financial Notes, which are integral to this information.

Statement of
OPERATIONS

For November 1, 2001 through April 30, 2002; unaudited. All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                                $ 1,289
Interest                                                            +         40
                                                                    ------------
TOTAL INVESTMENT INCOME                                                    1,329

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                                   (4,175)

NET UNREALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net unrealized gains on investments                                        7,716

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                                    572  a
Transfer agent and shareholder service fees                                  265  b
Trustees' fees                                                                 5  c
Custodian fees                                                                16
Portfolio accounting fees                                                     15
Professional fees                                                             12
Registration fees                                                             20
Shareholder reports                                                           50
Other expenses                                                      +          7
                                                                    ------------
Total expenses                                                               962
Expense reduction                                                   -        166  d
                                                                    ------------
NET EXPENSES                                                                 796

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    1,329
NET EXPENSES                                                        -        796
                                                                    ------------
NET INVESTMENT INCOME                                                        533
NET REALIZED LOSSES                                                       (4,175) e
NET UNREALIZED GAINS                                                +      7,716  e
                                                                    ------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    $4,074

a Calculated as a percentage of average daily net assets: 0.54% of the first $500 million and 0.49% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% of the fund's assets.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least February 28, 2003, to 0.75% of average daily net assets. This limit does not include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $3,541.


See the Financial Notes, which are integral to this information.

SCHWAB CORE EQUITY FUND(TM) -- FINANCIALS


Statements of
CHANGES IN NET ASSETS

For the current and prior report periods. All numbers x 1,000. Figures for 11/1/01-4/30/02 are unaudited.

OPERATIONS
--------------------------------------------------------------------------------
                                             11/1/01-4/30/02    11/1/00-10/31/01
Net investment income                                   $533              $1,490
Net realized losses                                   (4,175)            (27,047)
Net unrealized gains or losses               +         7,716             (57,724)
                                             -----------------------------------
INCREASE OR DECREASE IN
  NET ASSETS FROM OPERATIONS                           4,074             (83,281)

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------
Dividends from net investment income                   1,269               1,360
Distributions from net realized gains        +            --              26,202
                                             -----------------------------------
TOTAL DISTRIBUTIONS PAID                              $1,269             $27,562

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                 11/1/01-4/30/02            11/1/00-10/31/01
                              QUANTITY         VALUE     QUANTITY          VALUE
Shares sold                        609        $8,001        2,128        $32,462
Shares reinvested                   89         1,172        1,609         25,585
Shares redeemed             +   (1,602)       (20,957)     (5,459)       (79,388)
                            ----------------------------------------------------
NET DECREASE                      (904)      ($11,784)     (1,722)      ($21,341)

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                11/1/01-4/30/02             11/1/00-10/31/01
                                SHARES     NET ASSETS      SHARES     NET ASSETS
Beginning of period             16,737       $209,785      18,459       $341,969
Total decrease              +     (904)        (8,979)     (1,722)      (132,184) a
                            ----------------------------------------------------
END OF PERIOD                   15,833       $200,806      16,737       $209,785  b

a Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the value of transactions in fund shares, minus distributions paid.

b Includes net investment income not yet distributed in the amount of $308 and $1,044 at the end of the current period and the prior period, respectively.


See the Financial Notes, which are integral to this information.

FINANCIAL NOTES


FINANCIAL NOTES
Unaudited

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB CAPITAL TRUST, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the fund in this report and its trust.

THE FUND OFFERS ONE SHARE CLASS. Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trust may issue as many shares as necessary.


THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Capital Trust. The fund discussed in this report is highlighted.

SCHWAB CAPITAL TRUST
Organized May 7, 1993

  Schwab S&P 500 Fund
  Schwab Small-Cap Index Fund(R)
  Schwab Total Stock Market Index Fund(R)
  Schwab International Index Fund(R)
  Schwab Core Equity Fund(TM)
  Schwab MarketTrack All Equity Portfolio
  Schwab MarketTrack Growth Portfolio
  Schwab MarketTrack Balanced Portfolio
  Schwab MarketTrack Conservative Portfolio
  Schwab MarketManager Growth Portfolio
  Schwab MarketManager Balanced Portfolio
  Schwab MarketManager Small Cap Portfolio
  Schwab MarketManager International Portfolio
  Communications Focus Fund
  Financial Services Focus Fund
  Health Care Focus Fund
  Technology Focus Fund
  Institutional Select S&P 500 Fund
  Institutional Select Large-Cap Value Index Fund
  Institutional Select Small-Cap Value Index Fund

FINANCIAL NOTES


FUND OPERATIONS

Most of the fund's investments are described earlier in this report. However, there are certain other investments and policies that may affect the fund's financials. The most significant of these are described below. Other policies concerning the fund's business operations also are described here.

THE FUND PAYS DIVIDENDS from net investment income and makes distributions from net capital gains once a year.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for a fund to close out a position in a futures contract due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUND MAY ENTER INTO REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund's repurchase agreements will be fully collateralized by U.S. government securities. All collateral is held by the fund's custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

THE FUND MAY LOAN SECURITIES TO CERTAIN BROKERS, DEALERS AND OTHER FINANCIAL INSTITUTIONS WHO PAY THE FUND NEGOTIATED FEES. The fund receives cash, letters of credit or U.S. government securities as collateral on these loans, and the value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter.

THE FUND MAY BORROW MONEY FROM BANKS. The fund may obtain temporary bank loans through its trust, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has line of credit arrangements of $150 million, $100 million and $150 million with PNC Bank, N.A., Bank of America, N.A. and The Bank of New York, respectively. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

  AMOUNT
OUTSTANDING                         AVERAGE                             AVERAGE
AT 4/30/02                         BORROWING*                          INTEREST
($ X 1,000)                       ($ X 1,000)                          RATE* (%)
--------------------------------------------------------------------------------
      --                                  6                               2.18
--------------------------------------------------------------------------------

* For the 6-months ended April 30, 2002.

THE FUND PAYS FEES FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

During the report period, the adviser paid Symphony Asset Management LLC an annual fee for serving as the fund's subadviser. This fee is calculated as a percentage of average daily net assets: 0.20% of the first $300 million, 0.15% of the next $500 million and 0.10% of assets beyond that.

On February 19, 2002, the Board of Trustees approved terminating the agreement with the subadviser of the fund. As of June 1, 2002, CSIM will have sole responsibility for managing the fund.

On May 22, 2002, the Board of Trustees approved changing the name of the fund to the Schwab Core Equity Fund(TM), effective June 1, 2002.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING RELATED PARTIES. For instance, the fund may own shares of The Charles Schwab Corp. if that company is selected by its investment process.

The fund may make direct transactions with certain other SchwabFunds(R) when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUND INTENDS TO CONTINUE TO MEET THE FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

FINANCIAL NOTES


ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

      SECURITIES TRADED ON AN EXCHANGE OR OVER-THE-COUNTER: valued at the last-quoted sale price for the day, or, on days when no sale has been reported, halfway between the most recent bid and asked quotes.

      SECURITIES FOR WHICH NO MARKET QUOTATIONS ARE READILY AVAILABLE: valued at fair value, as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

      FUTURES: open contracts are valued at their settlement prices as of the close of their exchanges. When the fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

      SHORT TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

DIVIDENDS AND DISTRIBUTIONS FROM PORTFOLIO SECURITIES are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

INCOME FROM INTEREST AND THE ACCRETION OF DISCOUNTS is recorded as it accrues.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are figured using exchange rates in effect on the transaction date.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within a trust generally are allocated among the funds in proportion to their net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

HOW TO READ THIS REPORT


This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF SAMPLE FINANCIAL HIGHLIGHTS TABLE]

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE FINANCIAL HIGHLIGHTS TABLE]
                                                 Table is for illustration only.


In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance--although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF HYPOTHETICAL FUND PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

(1) Top ten holding--shows a fund's ten largest positions, as measured by market value.

+     New holding--a security the fund added during the report period.

o Non-income producing security--this includes several categories of securities: those that never pay dividends (such as many growth stocks); those that sometimes pay dividends, but have not done so in the past 12 months; and those that typically do pay dividends, but have missed a recent dividend payment.

# Global Depositary Receipt (GDR)--a security issued in one country that represents a stock issued in another country.

* American Depositary Receipt (ADR)--a type of GDR that is traded in the United States and priced in U.S. dollars.

= Collateral for open futures contracts--indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

/ Issuer is related to the fund's adviser--indicates a security issued by the company that manages the fund, or related parties of that company. Substantial ownership of such securities could represent conflict of interest, which is why this disclosure is required.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF HYPOTHETICAL FUND PORTFOLIO HOLDINGS PAGE]
                                                 Table is for illustration only.


For all bonds, the report shows the security name, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

During its lifetime, a bond may trade at a premium or a discount to its par value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

In some cases, securities are organized into subgroups (in this example, stock holdings are organized by industry). For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

Most equity funds keep a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

HOW TO READ THIS REPORT Continued


[GRAPHIC OF HYPOTHETICAL FUND STATEMENT OF ASSETS AND LIABILITIES TABLE]
                                                 Table is for illustration only.


The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

This section gathers the totals from the first two sections in order to compute net assets.

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

[GRAPHIC OF SAMPLE FEDERAL TAX DATA TABLE]
                                                 Table is for illustration only.


Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS and disclose certain tax information to shareholders. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF HYPOTHETICAL FUND STATEMENT OF OPERATIONS TABLE]
                                                 Table is for illustration only.


The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

These are the capital gains or losses resulting from securities a fund sold during the report period.

These represent the change in unrealized gains or losses over the report period.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information. In funds with more than one share class, these figures are reported by class.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF HYPOTHETICAL FUND STATEMENTS OF CHANGES IN NET ASSETS TABLE]
                                                 Table is for illustration only.


The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

In funds with more than one share class, these figures are reported by class.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

GLOSSARY


ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

BETA A historical measure of an investment's volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CAP, CAPITALIZATION See "market cap."

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

EARNINGS GROWTH RATE For a mutual fund, the average yearly rate at which the earnings of the companies in the fund's portfolio have grown, measured over the past five years.

EARNINGS PER SHARE (EPS) A company's earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

MARKET CAP, MARKET CAPITALIZATION The value of a company as determined by the total value of all shares of its stock outstanding.

MEDIAN MARKET CAP The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund's portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund's assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PRICE-TO-BOOK RATIO (P/B) The market price of a company's stock compared with its "book value." A mutual fund's P/B is the weighted average of the P/B of all stocks in the fund's portfolio.

PRICE-TO-EARNINGS RATIO (P/E) The market price of a company's stock compared with earnings over the past year. A mutual fund's P/E is the weighted average of the P/E of all stocks in the fund's portfolio.

RETURN ON EQUITY (ROE) The average yearly rate of return for each dollar of investors' money, measured over the past five years.

STOCK A share of ownership, or equity, in the issuing company.

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

NOTES

NOTES

NOTES

CONTACT SCHWAB


The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 3812
Englewood, CO 80155-3812

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.


THE SCHWABFUNDS FAMILY
Stock Funds
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Core Equity Fund(TM)
Schwab Focus Funds
   Communications Focus Fund
   Financial Services Focus Fund
   Health Care Focus Fund
   Technology Focus Fund
Schwab MarketManager Portfolios(R)
   Small Cap Portfolio
   International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
   All Equity Portfolio
   Growth Portfolio
   Balanced Portfolio
   Conservative Portfolio
Schwab MarketManager Portfolios
   Growth Portfolio
   Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)


1  Shares of Sweep Investments(TM) may not be purchased over the Internet.


2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

[CHARLES SCHWAB LOGO]








INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104


DISTRIBUTOR

SchwabFunds(R)
PO Box 3812, Englewood, CO 80155-3812


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2002 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

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